UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2018

Rave Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Missouri 0-12919 45-3189287

(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas 75056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Rave Restaurant Group, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders of Rave Restaurant Group, Inc. (the “Company”) was held on December 4, 2018. Of the 15,047,470 shares of common stock of the Company entitled to vote at the meeting, 13,870,893 shares were represented at the Annual Meeting in person or by proxy.

Proposal One – Election of Directors

At the Annual Meeting, the following individuals were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:

Director	Votes For	Votes Withheld	Broker Non-Votes
Mark E. Schwarz	8,484,669	248,852	5,137,372
Brian T. Bares	8,564,468	169,053	5,137,372
Clinton J. Coleman	7,922,880	810,641	5,137,372
William C. Hammett, Jr.	7,612,904	1,120,617	5,137,372
Robert B. Page	7,613,816	1,119,705	5,137,372
Ramon D. Phillips	7,613,554	1,119,967	5,137,372

Proposal Two - Advisory Vote on Resolution to Approve Executive Compensation

The Board of Directors submitted to the shareholders for a non-binding, advisory vote the following resolution (the “Say-On-Pay Resolution”):

“RESOLVED, that the shareholders hereby approve the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading ‘EXECUTIVE COMPENSATION’ in the Company’s Proxy Statement dated October 17, 2018, including the compensation tables and narrative discussion.”

At the Annual Meeting, 8,276,452 shares were voted in favor of the Say-On-Pay Resolution; 117,743 shares were voted against the Say-On-Pay Resolution; 339,326 shares abstained from voting on the Say-On-Pay Resolution; and 5,137,372 shares were broker non-votes on the Say-On-Pay Resolution.

Proposal Three – Amendment of the 2015 Long Term Incentive Plan

The Board of Directors also submitted to the shareholders for approval an amendment to the Company’s 2015 Long Term Incentive Plan increasing the maximum aggregate number of shares of common stock available for issuance thereunder from 1,200,000 shares to 3,000,000 shares. At the Annual Meeting, 8,200,460 shares were voted in favor of the amendment; 198,873 shares were voted against the amendment; 334,188 shares abstained from voting on the amendment; and 5,137,372 shares were broker non-votes on the amendment.

Proposal Four - Ratification of Selection of Independent Accountants

Shareholders also ratified the selection of Montgomery, Coscia and Greilich LLP (“MCG”) as the independent auditors of the Company for fiscal 2019. At the Annual Meeting, 13,855,151 shares were voted in favor of the selection of MCG; 15,135 shares were voted against the selection of MCG; and 607 shares abstained from voting on the selection of MCG.

No other matters were voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rave Restaurant Group, Inc.

Date: December 7, 2018	By:	/s/ SCOTT CRANE
Chief Executive Officer
(Principal Executive Officer)